UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2024

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019

200 Powder Mill Road Wilmington, Delaware	19803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2 cents per share	IFF	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 1, 2024, International Flavors & Fragrances Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, (i) ten individuals were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024 was ratified; (iii) the compensation of the Company’s named executive officers was approved in an advisory vote; (iv) the Company’s Amended and Restated 2021 Stock Award and Incentive Plan was approved; and (v) the shareholder proposal to commission a third-party assessment on the Company’s commitment to freedom of association and collective bargaining rights was not approved. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 21, 2024 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The individuals elected to the Company’s Board of Directors for terms expiring at the Annual Meeting in 2025, as well as the number of votes cast for, votes cast against, abstentions and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes
Kathryn J. Boor	217,291,587	4,028,099	111,834	12,198,373
Mark J. Costa	219,844,812	1,470,804	115,904	12,198,373
Carol Anthony (John) Davidson	217,470,225	3,847,751	113,544	12,198,373
Roger W. Ferguson, Jr.	214,251,916	7,058,252	121,352	12,198,373
John F. Ferraro	217,705,243	3,608,764	117,513	12,198,373
J. Erik Fyrwald	218,261,318	3,052,643	117,559	12,198,373
Christina Gold	202,313,836	19,004,165	113,519	12,198,373
Gary Hu	216,597,507	4,718,672	115,341	12,198,373
Kevin O’Byrne	215,973,276	5,207,957	250,287	12,198,373
Dawn C. Willoughby	218,132,029	3,183,542	115,949	12,198,373

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024 received the following votes:

For	Against	Abstain
224,390,748	9,009,554	229,591

The advisory proposal to approve the compensation paid to the Company’s named executive officers in 2023, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
207,742,404	13,502,197	186,919	12,198,373

The proposal to approve the Company’s Amended and Restated 2021 Stock Award and Incentive Plan, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
214,081,831	7,166,112	183,577	12,198,373

The shareholder proposal to commission a third-party assessment on the Company’s commitment to freedom of association and collective bargaining rights, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
37,247,845	182,582,606	1,601,069	12,198,373

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Jennifer Johnson
Name:	Jennifer Johnson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 7, 2024